FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

Available Amount to Note Holders:                                                         7,574,041.02

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                   --

(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                  --

(iii)   Aggregate of:

          (a) Unreimbursed Servicer Advances                                                 38,824.93

          (b) Servicer Fees from current and prior Collection Period                         81,331.08

          (c) Servicing Charges inadvertently deposited in Collection Account                  --

(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                        20,704.94

(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67

(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                          --

(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:

          Class A-1 Note Interest                                                             1,870.18
          Class A-2 Note Interest                                                           246,395.18
          Class A-3 Note Interest                                                           238,484.95
          Class A-4 Note Interest                                                           331,522.69

(viii)  Class B-1 Note Interest                                                              23,598.49

(ix)    Class B-2 Note Interest                                                              15,287.57

(x)     Class B-3 Note Interest                                                              20,068.36

(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal

          Class A-1 Principal Distribution Amount                                           416,456.71
          Class A-2 Principal Distribution Amount                                         5,801,165.06
          Class A-3 Principal Distribution Amount                                              --
          Class A-4 Principal Distribution Amount                                              --

(xii)   Note Insurer Reimbursement Amount                                                      --

(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal       135,165.69

(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal        67,582.83

(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal       135,165.69

(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)          --

(xvii)  Other Amounts Due Servicer under Servicing Agreement                                   --

(xviii) Remaining Amount to Residual Holder                                                    --


        Reviewed By:



        ------------------------------------------------------
        E. Roger Gebhart
        Senior Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

                      Initial       Beginning         Base       Additional      Total         Ending           Ending
                     Principal      Principal      Principal     Principal     Principal      Principal       Certificate
     Class            Balance        Balance      Distribution  Distribution  Distribution     Balance          Factor
---------------   --------------  --------------  ------------  ------------  ------------  --------------  --------------
Class A-1          70,687,140.00      416,456.71    416,456.71          --      416,456.71         --            0.0000000
Class A-2          53,856,869.00   53,856,869.00  5,801,165.06          --    5,801,165.06   48,055,703.94       0.8922855
Class A-3          52,510,447.00   52,510,447.00          --            --            --     52,510,447.00       1.0000000
Class A-4          70,687,140.00   70,687,140.00          --            --            --     70,687,140.00       1.0000000
                  --------------  --------------  ------------     ---------  ------------  --------------  --------------
  Total Class A   247,741,596.00  177,470,912.71  6,217,621.77          --    6,217,621.77  171,253,290.94       0.6912577

Class B-1           5,385,687.00    3,858,063.41    135,165.69          --      135,165.69    3,722,897.72       0.6912577
Class B-2           2,692,843.00    1,929,031.35     67,582.83          --       67,582.83    1,861,448.51       0.6912577
Class B-3           5,385,687.00    3,858,063.42    135,165.69          --      135,165.69    3,722,897.72       0.6912577
                  --------------  --------------  ------------     ---------  ------------  --------------
  Total           261,205,813.00  187,116,070.89  6,555,535.99          --    6,555,535.99  180,560,534.90

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

AVAILABLE FUNDS
     Collection Account balance, as of October 31, 1999                                        1,775,687.21
     Investment earnings on amounts in Collection Account                                         11,506.27
     Payments due Collection Account from last 3 business days of Collection Period            2,348,234.34
     Additional contribution for terminated trade-ups and rebooked leases                           --
     Servicer Advance on current Determination Date                                            3,438,613.20
                                                                                               ------------
       Available Funds on Payment Date                                                         7,574,041.02

INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    7,574,041.02

INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    7,574,041.02

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           38,824.93
     Unreimbursed Servicer Advances paid                                                          38,824.93
                                                                                               ------------
       Unreimbursed Servicer Advances remaining unpaid                                              --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    7,535,216.09

SERVICER FEES
     Servicer Fees due                                                                            81,331.08
     Servicer Fees paid                                                                           81,331.08
                                                                                               ------------
       Servicer Fees remaining unpaid                                                               --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    7,453,885.01

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    7,453,885.01

PREMIUM AMOUNT
     Premium Amount due                                                                           20,704.94
     Premium Amount paid                                                                          20,704.94
                                                                                               ------------
       Premium Amount remaining unpaid                                                              --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    7,433,180.07

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                               ------------
       Indenture Trustee Fee remaining unpaid                                                       --
                                                                                               ------------
  REMAINING AVAILABLE FUNDS                                                                    7,432,763.40

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                             --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                            --------------
     Total Indenture Trustee Expenses paid                                                            --
                                                                                            --------------
       Indenture Trustee Expenses unpaid                                                              --

  REMAINING AVAILABLE FUNDS                                                                   7,432,763.40

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                      1,870.18
     Class A-2 Note Interest                                                                    246,395.18
     Class A-3 Note Interest                                                                    238,484.95
     Class A-4 Note Interest                                                                    331,522.69
                                                                                            --------------
       Total Class A Interest due                                                               818,272.99
                                                                                            --------------
  REMAINING AVAILABLE FUNDS                                                                   6,614,490.41

CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                 23,598.49
     Class B-1 Note Interest paid                                                                23,598.49
                                                                                            --------------
       Class B-1 Note Interest remaining unpaid                                                       --
                                                                                            --------------
  REMAINING AVAILABLE FUNDS                                                                   6,590,891.92

CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                 15,287.57
     Class B-2 Note Interest paid                                                                15,287.57
                                                                                            --------------
       Class B-2 Note Interest remaining unpaid                                                       --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     6,575,604.35

CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                 20,068.36
     Class B-3 Note Interest paid                                                                20,068.36
                                                                                            --------------
       Class B-3 Note Interest remaining unpaid                                                       --
                                                                                            --------------
REMAINING AVAILABLE FUNDS                                                                     6,555,535.99

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           6,217,621.77
     Class A Note Principal Balance as of preceding Payment Date                            177,470,912.71
                                                                                            --------------
       Class A Base Principal Distribution Amount paid                                        6,217,621.77
                                                                                            --------------
     Class A Base Principal Distribution Amount remaining unpaid                                      --

     Class A-1 Note Principal Balance as of preceding Payment Date                              416,456.71
     Class A-1 Base Principal Distribution Amount paid                                          416,456.71
                                                                                            --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                            --
                                                                                            --------------

     Remaining Class A Base Principal Distribution Amount                                     5,801,165.06
                                                                                            --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

     Class A-2 Note Principal Balance as of preceding Payment Date                          53,856,869.00
     Class A-2 Base Principal Distribution Amount paid                                       5,801,165.06
                                                                                            -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                  48,055,703.94

     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                            -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                          52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                               --
                                                                                            -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                  52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                            -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                          70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                            -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                  70,687,140.00

  REMAINING AVAILABLE FUNDS                                                                    337,914.22

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                           --
     Note Insurer Reimbursement Amount paid                                                          --
                                                                                            -------------
     Note Insurer Reimbursement Amount remaining unpaid                                              --

  REMAINING AVAILABLE FUNDS                                                                    337,914.22

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                           3,858,063.41
     Class B-1 Base Principal Distribution due                                                 135,165.69
     Class B-1 Base Principal Distribution paid                                                135,165.69
                                                                                            -------------
       Class B-1 Base Principal Distribution remaining unpaid                                        --
       Class B-1 Note Principal Balance after distribution on Payment Date                   3,722,897.72

  REMAINING AVAILABLE FUNDS                                                                    202,748.53

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                           1,929,031.35
     Class B-2 Base Principal Distribution due                                                  67,582.83
     Class B-2 Base Principal Distribution paid                                                 67,582.83
                                                                                            -------------
       Class B-2 Base Principal Distribution remaining unpaid                                        --
       Class B-2 Note Principal Balance after distribution on Payment Date                   1,861,448.51

  REMAINING AVAILABLE FUNDS                                                                    135,165.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                          3,858,063.42
     Class B-3 Base Principal Distribution due                                                135,165.70
     Class B-3 Base Principal Distribution paid                                               135,165.69
                                                                                            ------------
       Class B-3 Base Principal Distribution remaining unpaid                                       0.00
       Class B-3 Note Principal Balance after distribution on Payment Date                  3,722,897.72

  REMAINING AVAILABLE FUNDS                                                                         --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                    --
     Remaining Indenture Trustee Expenses paid                                                      --
                                                                                            ------------
       Remaining Indenture Trustee Expenses unpaid                                                  --

  REMAINING AVAILABLE FUNDS                                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                       --
     Other Amounts Due Servicer under Servicing Agreement paid                                      --
                                                                                            ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                          --

  REMAINING AVAILABLE FUNDS                                                                         --

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 195,194,600.88
      ADCPB, end of Collection Period                                                       188,639,064.89
                                                                                            --------------
        Base Principal Amount                                                                 6,555,535.99

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                         3,841,315.02
      Servicing Advances collected during the current Collection Period                       3,802,490.09
                                                                                            --------------
        Unreimbursed Servicing Advances as of current Determination Date                         38,824.93

CALCULATION OF INTEREST DUE

                 Beginning                                 Current                                  Total
                 Principal             Interest            Interest            Overdue             Interest
  Class           Balance                Rate                 Due              Interest               Due
---------     ---------------      ---------------      ---------------     ---------------     ---------------
Class A-1          416,456.71               5.2150%            1,870.18                --              1,870.18
Class A-2       53,856,869.00               5.4900%          246,395.18                --            246,395.18
Class A-3       52,510,447.00               5.4500%          238,484.95                --            238,484.95
Class A-4       70,687,140.00               5.6280%          331,522.69                --            331,522.69
Class B-1        3,858,063.41               7.3400%           23,598.49                --             23,598.49
Class B-2        1,929,031.35               9.5100%           15,287.57                --             15,287.57
Class B-3        3,858,063.42               6.2420%           20,068.36                --             20,068.36
              ---------------      ---------------      ---------------     ---------------     ---------------
               187,116,070.89               5.6258%          877,227.41                --            877,227.41

CALCULATION OF PRINCIPAL DUE

                    Base                 Base                                   Total
                 Principal            Principal            Overdue            Principal
  Class         Amount Pct.             Amount            Principal              Due
---------     ---------------      ---------------      ---------------     ---------------
Class A                94.845%        6,217,621.77                 --          6,217,621.77
Class B-1               2.062%          135,165.69                 --            135,165.69
Class B-2               1.031%           67,582.83                 --             67,582.83
Class B-3               2.062%          135,165.69                 0.00          135,165.70
                                   ---------------      ---------------     ---------------
                                      6,555,535.99                 0.00        6,555,535.99

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                               195,194,600.88
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Servicer Fee due current period                                                           81,331.08
      Prior Servicer Fee arrearage                                                                   --
                                                                                          ---------------
      Servicer Fee due                                                                          81,331.08

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           177,470,912.71
      Premium Rate                                                                                  0.140%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Premium Amount due Current Period                                                         20,704.94
      Prior Premium Amount arrearage                                                                 --
                                                                                          ---------------
        Total Premium Amount due                                                                20,704.94

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     416.67
      Prior Indenture Trustee Fee arrearage                                                          --
                                                                                          ---------------
      Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                 --
      Prior Indenture Trustee Expenses arrearage                                                     --
                                                                                          ---------------
      Total Indenture Trustee Expenses due                                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                          --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                         --
                                                                                          ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                     --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999



RESTRICTING EVENT DETERMINATION:

                                                                         Yes/No
                                                                         ------
     A) Event of Servicer Termination (Yes/No)                             No
     B) Note Insurer has Made a Payment (Yes/No)                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                         Yes/No
                                                                         ------
     A) Failure to distribute to the Noteholders all or
     part of any payment of Interest required to be made
     under the terms of such Notes or the Indenture when
     due; and,                                                             No

     B) Failure to distribute to the Noteholders (x) on
     any Payment Date, an amount equal to the principal due
     on the Outstanding Notes as of such Payment Date to the
     extent that sufficient Available Funds are on deposit in
     the Collection Account of (y) on the Class A-1 Maturity
     Date, the Class A-2 Maturity Date, the Class A-3 Maturity
     Date, the Class A-4 Maturity Date, the Class B-1 Maturity
     Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining
     principal owed on the outstanding Class A-1 Notes, Class
     A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1
     Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be                                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                        Event                              Yes/No
       -------                        -----                              ------
     6.01(i)     Failure to make payment required                          No

     6.01(ii)    Failure to submit Monthly Statement                       No

     6.01(iii)   Failure to Observe Covenants in Servicing Agreement       No

     6.01(iv)    Servicer consents to appointment of custodian,
                 receiver, etc.                                            No

     6.01(v)     Servicer files a voluntary petition for bankruptcy        No

     6.01(vi)    Petition under bankruptcy laws against Servicer is
                 not stayed, withdrawn or dismissed within 60 days         No

     6.01(vii)   Assignment by Servicer to a delegate its rights
                 under Servicing Agreement                                 No

     6.01(viii)  Servicer Trigger Event as contained in the Insurance
                 Agreement has occurred.                                   No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


Gross Charge Event Calculation:

                                                                                              Result
                                                                                              ------
    Gross Charge Off Ratio Current Period                                                      2.11%
    Gross Charge Off Ratio Prior Period                                                       (0.04)%
    Gross Charge Off Ratio Second Prior Period                                                 1.90%
                                                                                              -----
    Average of Gross Charge Off Ratio for Three Periods                                        1.32%
    Maximum Allowed                                                                            2.50%

    Gross Charge Off Ratio:

                          ADCPB of                                                     Gross Charge Off Ratio
                       All Defaulted       Less                      End of Month           Charge Offs/
                         Contracts      Recoveries    Charge Offs        ADCPB                 ADCPB
                       -------------    ----------    -----------    --------------    ----------------------
Current Period           607,763.83     276,002.78     331,761.05    188,639,064.89            2.11%
Prior Period             211,495.69     218,750.30      (7,254.61)   195,194,600.88           (0.04)%
Second Prior Period      373,481.97      49,575.43     323,906.54    204,940,294.76            1.90%

Delinquency Event Calculation:

                                                                                              Result
                                                                                              ------

    Delinquency Trigger Ratio Current Period                                                  5.40%
    Delinquency Trigger Ratio Prior Period                                                    4.00%
    Delinquency Trigger Ratio Second Prior Period                                             3.68%
                                                                                              -----
    Average of Delinquency Trigger Ratios                                                     4.36%
    Maximum Allowed                                                                           7.50%

    Delinquency Trigger Ratio:

                                A                   B                      A/B
                                -                   -                      ---
                             ADCPB of            ADCPB of
                        Contract > 30 Days     All Contracts        Delinquency Trigger
                             Past Due         As of Month-End             Ratio:
                        ------------------    ---------------       -------------------
    Current Period         10,338,529.58       191,568,691.09               5.40%
    Prior Period            8,048,334.34       201,008,526.95               4.00%
    Second Prior Period     7,647,341.34       207,574,497.21               3.68%

                                ADCPB        Delinquency Ratio
                             -----------     -----------------
    Current                  181,230,162                94.60%
    31-60 Days Past Due        6,064,633                 3.17%
    61-90 Days Past Due        2,194,224                 1.15%
    91+ Days Past Due          2,079,672                 1.09%
                             -----------               ------
    TOTAL                    191,568,691               100.00%

Substitution Limits

ADCPB as of Cut-Off Date                                                            269,284,343.00
Maximum Substitution (10% of Initial)                                                26,928,434.30

Prior month Cumulative ADCPB Substituted                                              2,165,058.26
Current month ADCPB Substituted                                                            --
                                                                                    --------------
Cumulative ADCPB Substituted                                                          2,165,058.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


Available Amount to Note Holders:                                                                   13,181,478.13

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                               --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                              --
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                       4,137,173.40
            (b) Servicer Fees from current and prior Collection Period                                  99,805.47
            (c) Servicing Charges inadvertently deposited in Collection Account                                --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                               25,529.11
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)        Reimbursable Trustee Expenses per 7.07(a)(ii)                                                      --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                    125,638.47
            Class A-2 Note Interest                                                                    260,047.14
            Class A-3 Note Interest                                                                    221,916.32
            Class A-4 Note Interest                                                                    401,672.54

(viii)      Class B-1 Note Interest                                                                     26,203.01
(ix)        Class B-2 Note Interest                                                                     19,800.92
(x)         Class B-3 Note Interest                                                                     15,678.20
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                  7,464,626.05
            Class A-2 Principal Distribution Amount                                                            --
            Class A-3 Principal Distribution Amount                                                            --
            Class A-4 Principal Distribution Amount                                                            --
(xii)       Note Insurer Reimbursement Amount                                                                  --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              162,274.49
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               81,137.25
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              101,421.56
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                               --
(xviii)     Remaining Amount to Residual Holder                                                         38,137.54


            Reviewed By:



            ----------------------------------------------------------
            Sandy B. Ho
            Chief Financial Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 1999



                    Initial          Beginning        Base         Additional         Total          Ending            Ending
                   Principal         Principal      Principal      Principal        Principal       Principal       Certificate
  Class             Balance           Balance      Distribution   Distribution    Distribution       Balance           Factor
  -----         ---------------  ---------------  --------------- ------------  ---------------  ---------------  ---------------
Class A-1         70,688,994.00    29,374,418.40     7,464,626.05        --        7,464,626.05    21,909,792.34        0.3099463
Class A-2         57,258,085.00    57,258,085.00             --          --                --      57,258,085.00        1.0000000
Class A-3         48,068,516.00    48,068,516.00             --          --                --      48,068,516.00        1.0000000
Class A-4         84,119,903.00    84,119,903.00             --          --                --      84,119,903.00        1.0000000
                ---------------  ---------------  ---------------   ---------   ---------------  ---------------  ---------------
Total Class A    260,135,498.00   218,820,922.40     7,464,626.05        --        7,464,626.05   211,356,296.34        0.8124854

Class B-1          5,655,120.00     4,756,976.98       162,274.49        --          162,274.49     4,594,702.48        0.8124854
Class B-2          2,827,560.00     2,378,488.49        81,137.25        --           81,137.25     2,297,351.24        0.8124854
Class B-3          3,534,450.00     2,973,110.61       101,421.56        --          101,421.56     2,871,689.05        0.8124854
                ---------------  ---------------  ---------------   ---------   ---------------  ---------------
Total            272,152,628.00   228,929,498.47     7,809,459.35        --           7,809,459   221,120,039.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of October 31, 1999                                5,849,655.00
     Investment earnings on amounts in Collection Account                                 19,829.80
     Payments due Collection Account from last 3 business days of Collection Period    2,513,318.67
     Additional contribution for terminated trade-ups and rebooked leases                      --
     Servicer Advance on current Determination Date                                    4,798,674.66
                                                                                      -------------
         Available Funds on Payment Date                                              13,181,478.13
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                      -------------
   REMAINING AVAILABLE FUNDS                                                          13,181,478.13
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                          --
                                                                                      -------------
   REMAINING AVAILABLE FUNDS                                                          13,181,478.13
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                4,137,173.40
     Unreimbursed Servicer Advances paid                                               4,137,173.40
                                                                                      -------------
         Unreimbursed Servicer Advances remaining unpaid                                       --
                                                                                      -------------
   REMAINING AVAILABLE FUNDS                                                           9,044,304.73
SERVICER FEES
     Servicer Fees due                                                                    99,805.47
     Servicer Fees paid                                                                   99,805.47
                                                                                      -------------
         Servicer Fees remaining unpaid                                                        --
                                                                                      -------------
   REMAINING AVAILABLE FUNDS                                                           8,944,499.26
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                      -------------
   REMAINING AVAILABLE FUNDS                                                           8,944,499.26
PREMIUM AMOUNT
     Premium Amount due                                                                   25,529.11
     Premium Amount paid                                                                  25,529.11
                                                                                      -------------
         Premium Amount remaining unpaid                                                       --
                                                                                      -------------
   REMAINING AVAILABLE FUNDS                                                           8,918,970.15
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                               416.67
     Indenture Trustee Fee paid                                                              416.67
                                                                                      -------------
         Indenture Trustee Fee remaining unpaid                                                --
                                                                                      -------------
   REMAINING AVAILABLE FUNDS                                                           8,918,553.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                            --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                         75,000.00
                                                                           --------------
     Total Indenture Trustee Expenses paid                                           --
                                                                           --------------
       Indenture Trustee Expenses unpaid                                             --

  REMAINING AVAILABLE FUNDS                                                  8,918,553.48
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                   125,638.47
     Class A-2 Note Interest                                                   260,047.14
     Class A-3 Note Interest                                                   221,916.32
     Class A-4 Note Interest                                                   401,672.54
                                                                           --------------
       Total Class A Interest due                                            1,009,274.46
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  7,909,279.03
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                26,203.01
     Class B-1 Note Interest paid                                               26,203.01
                                                                           --------------
       Class B-1 Note Interest remaining unpaid                                      --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  7,883,076.01
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                19,800.92
     Class B-2 Note Interest paid                                               19,800.92
                                                                           --------------
       Class B-2 Note Interest remaining unpaid                                      --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  7,863,275.09
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                15,678.20
     Class B-3 Note Interest paid                                               15,678.20
                                                                           --------------
       Class B-3 Note Interest remaining unpaid                                        --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  7,847,596.89
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                          7,464,626.05
     Class A Note Principal Balance as of preceding Payment Date           218,820,922.40
                                                                           --------------
     Class A Base Principal Distribution Amount paid                         7,464,626.05
                                                                           --------------
     Class A Base Principal Distribution Amount remaining unpaid                     --

     Class A-1 Note Principal Balance as of preceding Payment Date          29,374,418.40
     Class A-1 Base Principal Distribution Amount paid                       7,464,626.05
                                                                           --------------
       Class A-1 Note Principal Balance after distribution on Payment Date  21,909,792.34
                                                                           --------------

     Remaining Class A Base Principal Distribution Amount                            --
                                                                           --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

     Class A-2 Note Principal Balance as of preceding Payment Date         57,258,085.00
     Class A-2 Base Principal Distribution Amount paid                              --
                                                                           -------------
       Class A-2 Note Principal Balance after distribution on Payment Date 57,258,085.00

     Remaining Class A Base Principal Distribution Amount                           --
                                                                           -------------

     Class A-3 Note Principal Balance as of preceding Payment Date         48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                              --
                                                                           -------------
       Class A-3 Note Principal Balance after distribution on Payment Date 48,068,516.00

     Remaining Class A Base Principal Distribution Amount                           --
                                                                           -------------

     Class A-4 Note Principal Balance as of preceding Payment Date         84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                              --
                                                                           -------------
       Class A-4 Note Principal Balance after distribution on Payment Date 84,119,903.00

  REMAINING AVAILABLE FUNDS                                                   382,970.84

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                          --
     Note Insurer Reimbursement Amount paid                                         --
                                                                           -------------
     Note Insurer Reimbursement Amount remaining unpaid                             --

  REMAINING AVAILABLE FUNDS                                                   382,970.84

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date          4,756,976.98
     Class B-1 Base Principal Distribution due                                162,274.49
     Class B-1 Base Principal Distribution paid                               162,274.49
                                                                           -------------
       Class B-1 Base Principal Distribution remaining unpaid                       --
       Class B-1 Note Principal Balance after distribution on Payment Date  4,594,702.48

  REMAINING AVAILABLE FUNDS                                                   220,696.35

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date          2,378,488.49
     Class B-2 Base Principal Distribution due                                 81,137.25
     Class B-2 Base Principal Distribution paid                                81,137.25
                                                                           -------------
       Class B-2 Base Principal Distribution remaining unpaid                       --
       Class B-2 Note Principal Balance after distribution on Payment Date  2,297,351.24

  REMAINING AVAILABLE FUNDS                                                   139,559.10
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

     Class B-3 Note Principal Balance as of preceding Payment Date           2,973,110.61
     Class B-3 Base Principal Distribution due                                 101,421.56
     Class B-3 Base Principal Distribution paid                                101,421.56
                                                                             ------------
       Class B-3 Base Principal Distribution remaining unpaid                        --
       Class B-3 Note Principal Balance after distribution on Payment Date   2,871,689.05
  REMAINING AVAILABLE FUNDS                                                     38,137.54
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                     --
     Remaining Indenture Trustee Expenses paid                                       --
                                                                             ------------
       Remaining Indenture Trustee Expenses unpaid                                   --
  REMAINING AVAILABLE FUNDS                                                     38,137.54
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                        --
     Other Amounts Due Servicer under Servicing Agreement paid                       --
                                                                             ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid           --
  REMAINING AVAILABLE FUNDS                                                     38,137.54
AMOUNT PAYABLE TO RESIDUAL HOLDER                                               38,137.54

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                               239,533,136.56
      ADCPB, end of Collection Period                                     231,723,677.21
                                                                          --------------
        Base Principal Amount                                               7,809,459.35

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       5,440,752.84
      Servicing Advances collected during the current Collection Period     1,303,579.44
                                                                          --------------
        Unreimbursed Servicing Advances as of current Determination Date    4,137,173.40


CALCULATION OF INTEREST DUE

                 Beginning                              Current                             Total
                 Principal            Interest          Interest         Overdue           Interest
  Class           Balance               Rate              Due            Interest            Due
  -----       ---------------     ---------------   ---------------  ---------------  ---------------
Class A-1       29,374,418.40               4.967        125,638.47             --         125,638.47
Class A-2       57,258,085.00               5.450        260,047.14             --         260,047.14
Class A-3       48,068,516.00               5.540        221,916.32             --         221,916.32
Class A-4       84,119,903.00               5.730        401,672.54             --         401,672.54
Class B-1        4,756,976.98               6.610         26,203.01             --          26,203.01
Class B-2        2,378,488.49               9.990         19,800.92             --          19,800.92
Class B-3        2,973,110.61               6.328         15,678.20             --          15,678.20
              ---------------     ---------------   ---------------  ---------------  ---------------
               228,929,498.47               5.613      1,070,956.59             --       1,070,956.59

CALCULATION OF PRINCIPAL DUE

                          Base          Base                               Total
                        Principal    Principal       Overdue             Principal
  Class                Amount Pct.     Amount       Principal               Due
  -----                -----------  ------------   -----------         ------------
Class A                  95.584%    7,464,626.05           --          7,464,626.05
Class B-1                 2.078%      162,274.49           --            162,274.49
Class B-2                 1.039%       81,137.25           --             81,137.25
Class B-3                 1.299%      101,421.56          0.00           101,421.56
                                    ------------   -----------         ------------
                                    7,809,459.35          0.00         7,809,459.35

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date      239,533,136.56
      Servicer Fee Rate                                    0.500%
      One-twelfth                                           1/12
                                                 ---------------
      Servicer Fee due current period                  99,805.47
      Prior Servicer Fee arrearage                          --
                                                 ---------------
      Servicer Fee due                                 99,805.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      218,820,922.40
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    25,529.11
      Prior Premium Amount arrearage                                                            --
                                                                                     ---------------
        Total Premium Amount due                                                           25,529.11

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                     ---------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                     ---------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                     ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


RESTRICTING EVENT DETERMINATION:

                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insurer has Made a Payment (Yes/No)                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                          Yes/No
                                                                                                          ------
      A) Failure to distribute to the Noteholders all or part of any payment of
      Interest required to be made under the terms of such Notes or the
      Indenture when due; and,                                                                              No
      B) Failure to distribute to the Noteholders(x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
      Payment Date to the extent that sufficient Available Notes are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
      A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
      Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the
      Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3
      Notes, Class A-4 Notes, Class B-1, Class B-2, or Class B-3, as the case
      may be.                                                                                               No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                          Event                                                              Yes/No
      --------                         ------                                                             ------
     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 30 days                                                                   No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


Gross Charge Event Calculation:

                                                        Result
                                                        ------
Gross Charge Off Ratio Current Period                   0.38%
Gross Charge Off Ratio Prior Period                     0.14%
Gross Charge Off Ratio Second Prior Period              2.95%
                                                        ----
  Average of Gross Charge Off Ratio for Three Periods   1.16%
  Maximum Allowed                                       2.50%

Gross Charge Off Ratio:

                             ADCPB of                                                     Gross Charge Off Ratio
                          All Defaulted       Less                         End of Month       Charge Offs/
                            Contracts      Recoveries     Charge Offs         ADCPB              ADCPB
                          -------------    ----------     -----------     --------------  ----------------------
Current Period              316,772.51     242,790.69      73,981.82      231,723,677.21          0.38%
Prior Period                152,617.12     125,065.75      27,551.37      239,533,136.56          0.14%
Second Prior Period         660,126.79      54,261.42     605,865.37      246,857,386.02          2.95%


Delinquency Event Calculation:

                                                 Results
                                                 -------
Delinquency Trigger Ratio Current Period          4.96%
Delinquency Trigger Ratio Prior Period            3.67%
Delinquency Trigger Ratio Second Prior Period     3.97%
                                                  ----
Average of Delinquency Trigger Ratios             4.20%
Maximum Allowed                                   7.50%

Delinquency Trigger Ratio:

                                 A                  B                  A/B
                                 -                  -                  ---
                              ADCPB of          ADCPB of
                         Contract > 30 Days   All Contracts    Delinquency Trigger
                              Past Due       As of Month-End          Ratio:
                         ------------------  ---------------   -------------------
Current Period             11,714,036.02     236,271,241.53            4.96%
Prior Period                8,957,773.95     244,282,225.73            3.67%
Second Prior Period        10,004,662.57     252,197,207.71            3.97%

                           ADCPB    Delinquency Ratio
                           -----    -----------------
Current                 224,557,206      95.04%
31-60 Days Past Due       6,525,651       2.76%
61-90 Days Past Due       2,262,017       0.96%
91+ Days Past Due         2,926,368       1.24%
                        -----------     ------
TOTAL                   236,271,242     100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                     226,204,781.43
    Maximum Substitution (10% of Initial)         22,620,478.14

    Prior month Cumulative ADCPB Substituted         894,477.92
    Current month ADCPB Substituted                  722,705.57
                                                 --------------
    Cumulative ADCPB Substituted                   1,617,183.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


Available Amount to Note Holders:                                                                 5,116,673.90
Reserve Account balance, beginning                                                                1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                              -
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                             -
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                     736,315.75
             (b) Servicer Fees from current and prior Collection Period                              71,646.32
             (c) Servicing Charges inadvertently deposited in Collection Account                             -
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     -

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                130,908.12
             Class A-2 Note Interest                                                                172,031.87
             Class A-3 Note Interest                                                                105,098.57
             Class A-4 Note Interest                                                                360,555.57
(vii)      Class B Note Interest                                                                     82,327.82
(viii)     Class C Note Interest                                                                     61,362.83
(ix)       Class D Note Interest                                                                     18,732.42

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                              3,281,659.48
             Class A-2 Principal Distribution Amount                                                         -
             Class A-3 Principal Distribution Amount                                                         -
             Class A-4 Principal Distribution Amount                                                         -
(xi)       Class B Base Principal Distribution Amount                                                        -
(xii)      Class C Base Principal Distribution Amount                                                        -
(xiii)     Class D Base Principal Distribution Amount                                                        -
(xv)       Class E Note Interest                                                                     13,848.50
(xvi)      Class E Principal Distribution Amount                                                             -
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                        -
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     -
(xx)       Remaining Amount to Residual Holder                                                       81,769.98


Reserve Account balance, ending                                                                   1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                      8,341.40

           Reviewed By:



           -------------------------------------------------------------
           Sandy B. Ho
           Chief Financial Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of October 31, 1999                                 1,862,006.16
     Investment earnings on amounts in Collection Account                                   8,737.90
     Payments due Collection Account from last 3 business days of Collection Period     1,074,932.92
     Additional contribution for terminated trade-ups and rebooked leases                  35,685.31
     Servicer Advance on current Determination Date                                     2,135,311.61
                                                                                        ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                    5,116,673.90
     Reserve Account balance                                                            1,751,034.78
                                                                                        ------------
     TOTAL AVAILABLE FUNDS                                                              6,867,708.68

Initial Unpaid Amounts inadvertently deposited in Collection Account                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,867,708.68

Indemnity Payments paid inadvertently deposited in Collection Account                           --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,867,708.68

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                   736,315.75
     Unreimbursed Servicer Advances paid                                                  736,315.75
                                                                                        ------------
     Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,131,392.93

SERVICER FEES
     Servicer Fees due                                                                     71,646.32
     Servicer Fees paid                                                                    71,646.32
                                                                                        ------------
     Servicer Fees remaining unpaid                                                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,059,746.61

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,059,746.61

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
     Indenture Trustee Fee remaining unpaid                                                     --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             6,059,329.94

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                       --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                      --
                                                                                      --------------
     Indenture Trustee Expenses unpaid                                                          --
  REMAINING AVAILABLE FUNDS                                                             6,059,329.94


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                   130,908.12
     Class A-2 Note Interest                                                   172,031.87
     Class A-3 Note Interest                                                   105,098.57
     Class A-4 Note Interest                                                   360,555.57
       Total Class A Interest due                                              768,594.13
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,290,735.81

CLASS B NOTE INTEREST
     Class B Note Interest due                                                  82,327.82
     Class B Note Interest paid                                                 82,327.82
                                                                           --------------
       Class B Note Interest remaining unpaid                                        --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,208,407.99

CLASS C NOTE INTEREST
     Class C Note Interest due                                                  61,362.83
     Class C Note Interest paid                                                 61,362.83
                                                                           --------------
       Class C Note Interest remaining unpaid                                        --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,147,045.16

CLASS D NOTE INTEREST
     Class D Note Interest due                                                  18,732.42
     Class D Note Interest paid                                                 18,732.42
                                                                           --------------
       Class D Note Interest remaining unpaid                                        --
                                                                           --------------
  REMAINING AVAILABLE FUNDS                                                  5,128,312.74

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                          3,205,002.44
     Class A Note Principal Balance as of preceding Payment Date           140,520,169.84
                                                                           --------------
     Class A Base Principal Distribution Amount paid                         3,205,002.44
                                                                           --------------
       Class A Base Principal Distribution Amount remaining unpaid                   --
     Class A-1 Note Principal Balance as of preceding Payment Date          27,753,529.84
     Class A-1 Base Principal Distribution Amount paid                       3,205,002.44
                                                                           --------------
       Class A-1 Note Principal Balance after distribution                  24,548,527.40
                                                                           --------------
     Remaining Class A Base Principal Distribution Amount                            --
                                                                           --------------
     Class A-2 Note Principal Balance as of preceding Payment Date          31,956,385.00
     Class A-2 Base Principal Distribution Amount paid                               --
                                                                           --------------
       Class A-2 Note Principal Balance after distribution                  31,956,385.00
     Remaining Class A Base Principal Distribution Amount                            --
                                                                           --------------
     Class A-3 Note Principal Balance as of preceding Payment Date          18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                               --
                                                                           --------------
       Class A-3 Note Principal Balance after distribution                  18,823,624.00
     Remaining Class A Base Principal Distribution Amount                            --
                                                                           --------------
     Class A-4 Note Principal Balance as of preceding Payment Date          61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                               --
                                                                           --------------
       Class A-4 Note Principal Balance after distribution                  61,986,631.00
REMAINING AVAILABLE FUNDS                                                    1,923,310.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date           13,570,520.00
     Class B Base Principal Distribution due                                        --
     Class B Base Principal Distribution paid                                       --
                                                                           -------------
       Class B Base Principal Distribution remaining unpaid                         --
       Class B Note Principal Balance after distribution on Payment Date   13,570,520.00
  REMAINING AVAILABLE FUNDS                                                 1,923,310.30

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date            9,192,933.00
     Class C Base Principal Distribution due                                        --
     Class C Base Principal Distribution paid                                       --
                                                                           -------------
       Class C Base Principal Distribution remaining unpaid                         --
       Class C Note Principal Balance after distribution on Payment Date    9,192,933.00
  REMAINING AVAILABLE FUNDS                                                 1,923,310.30

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date            2,188,793.00
     Class D Base Principal Distribution due                                        --
     Class D Base Principal Distribution paid                                       --
                                                                           -------------
       Class D Base Principal Distribution remaining unpaid                         --
       Class D Note Principal Balance after distribution on Payment Date    2,188,793.00
  REMAINING AVAILABLE FUNDS                                                 1,923,310.30

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                 24,548,527.40
     Class A-1 Reallocated Principal Distribution                                   --
                                                                           -------------
       Class A-1 Note Principal Balance after Reallocation                 24,548,527.40
  Remaining Available Funds                                                 1,923,310.30
                                                                           -------------
     Class A-2 Note Principal Balance after Base Principal                 31,956,385.00
     Class A-2 Reallocated Principal Distribution                                   --
                                                                           -------------
       Class A-2 Note Principal Balance after Reallocation                 31,956,385.00
  Remaining Available Funds                                                 1,923,310.30
                                                                           -------------
     Class A-3 Note Principal Balance after Base Principal                 18,823,624.00
     Class A-3 Reallocated Principal Distribution                                   --
                                                                           -------------
       Class A-3 Note Principal Balance after Reallocation                 18,823,624.00
  Remaining Available Funds                                                 1,923,310.30
                                                                           -------------
     Class A-4 Note Principal Balance after Base Principal                 61,986,631.00
     Class A-4 Reallocated Principal Distribution                                   --
                                                                           -------------
       Class A-4 Note Principal Balance after Reallocation                 61,986,631.00
  REMAINING AVAILABLE FUNDS                                                 1,923,310.30

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                   13,570,520.00
     Class B Reallocated Principal Distribution paid                                --
                                                                           -------------
       Class B Note Principal Balance after Reallocation                   13,570,520.00
  REMAINING AVAILABLE FUNDS                                                 1,923,310.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                    9,192,933.00
     Class C Reallocated Principal Distribution paid                                --
                                                                           -------------
       Class C Note Principal Balance after Reallocation                    9,192,933.00
  REMAINING AVAILABLE FUNDS                                                 1,923,310.30

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                    2,188,793.00
     Class D Reallocated Principal Distribution paid                                --
       Class D Note Principal Balance after Reallocation                    2,188,793.00
  REMAINING AVAILABLE FUNDS                                                 1,923,310.30

CLASS E NOTE INTEREST
     Class E Note Interest due                                                 13,848.50
     Class E Note Interest paid                                                13,848.50
                                                                           -------------
       Class E Note Interest remaining unpaid                                       --
                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                 1,909,461.80

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date            2,363,897.00
     Class E Base Principal Distribution due                                        --
     Class E Base Principal Distribution paid                                       --
                                                                           -------------
       Class E Base Principal Distribution remaining unpaid                         --
       Class E Note Principal Balance after distribution on Payment Date    2,363,897.00
  REMAINING AVAILABLE FUNDS                                                 1,909,461.80

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                    2,363,897.00
     Class E Reallocated Principal Distribution paid                                --
       Class E Note Principal Balance after Reallocation                    2,363,897.00
  REMAINING AVAILABLE FUNDS                                                 1,909,461.80

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal          24,548,527.40
     Class A-1 Supplemental Principal Distribution                             76,657.04
                                                                           -------------
       Class A-1 Note Principal Balance after Supplemental                 24,471,870.36
  Remaining Available Funds                                                 1,832,804.76
                                                                           -------------
     Class A-2 Note Principal Balance after Reallocated Principal          31,956,385.00
     Class A-2 Supplemental Principal Distribution                                  --
                                                                           -------------
       Class A-2 Note Principal Balance after Supplemental                 31,956,385.00
  Remaining Available Funds                                                 1,832,804.76
                                                                           -------------
     Class A-3 Note Principal Balance after Reallocated Principal          18,823,624.00
     Class A-3 Supplemental Principal Distribution                                  --
                                                                           -------------
       Class A-3 Note Principal Balance after Supplemental                 18,823,624.00
  Remaining Available Funds                                                 1,832,804.76
                                                                           -------------
     Class A-4 Note Principal Balance after Reallocated Principal          61,986,631.00
     Class A-4 Supplemental Principal Distribution                                  --
                                                                           -------------
       Class A-4 Note Principal Balance after Supplemental                 61,986,631.00
  REMAINING AVAILABLE FUNDS                                                 1,832,804.76

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal     13,570,520.00
     Class B Supplemental Principal Distribution paid                        --
                                                                    -------------
       Class B Note Principal Balance after Supplemental            13,570,520.00
  REMAINING AVAILABLE FUNDS                                          1,832,804.76

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal      9,192,933.00
     Class C Supplemental Principal Distribution paid                        --
                                                                    -------------
       Class C Note Principal Balance after Supplemental             9,192,933.00
  REMAINING AVAILABLE FUNDS                                          1,832,804.76

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal      2,188,793.00
     Class D Supplemental Principal Distribution paid                        --
                                                                    -------------
       Class D Note Principal Balance after Supplemental             2,188,793.00
  REMAINING AVAILABLE FUNDS                                          1,832,804.76

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal      2,363,897.00
     Class E Supplemental Principal Distribution paid                        --
                                                                    -------------
       Class E Note Principal Balance after Supplemental             2,363,897.00
  REMAINING AVAILABLE FUNDS                                          1,832,804.76

RESERVE FUND
       Required Reserve Fund Amount                                  1,751,034.78
       Reserve Account Balance, Ending                               1,751,034.78
       Reserve Account Deposit/(Withdrawal)                                  0.00
                                                                    -------------
  REMAINING AVAILABLE FUNDS                                             81,769.98

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                             --
     Remaining Indenture Trustee Expenses paid                               --
                                                                    -------------
       Remaining Indenture Trustee Expenses unpaid                           --
  REMAINING AVAILABLE FUNDS                                             81,769.98

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                              81,769.98

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                       171,951,179.84
      ADCPB, end of Collection Period                                             168,757,136.36
                                                                                 ---------------
        Base Principal Amount                                                       3,194,043.48

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period               2,292,040.01
      Servicing Advances collected during the current Collection Period             1,555,724.26
                                                                                 ---------------
        Unreimbursed Servicing Advances as of current Determination Date              736,315.75



CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                      171,951,179.84
      Servicer Fee Rate                                                                    0.500%
      One-twelfth                                                                           1/12
                                                                                 ---------------
      Servicer Fee due current period                                                  71,646.32
      Prior Servicer Fee arrearage                                                          --
                                                                                 ---------------
      Servicer Fee due                                                                 71,646.32


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                            416.67
      Prior Indenture Trustee Fee arrearage                                                 --
                                                                                 ---------------
      Total Indenture Trustee Fee due                                                     416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                        --
      Prior Indenture Trustee Expenses arrearage                                            --
                                                                                 ---------------
      Total Indenture Trustee Expenses due                                                  --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                 --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                --
                                                                                 ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


INTEREST PAYMENTS TO NOTEHOLDERS

                                      Beginning
                    Initial           of Period          Interest                        Interest
   Class            Balance            Balance             Rate         Interest Due       Paid
   -----        --------------     --------------     --------------   -------------- --------------
    A-1          30,818,212.00      27,753,529.84              5.855%      130,908.12     130,908.12
    A-2          31,956,385.00      31,956,385.00              6.460%      172,031.87     172,031.87
    A-3          18,823,624.00      18,823,624.00              6.700%      105,098.57     105,098.57
    A-4          61,986,631.00      61,986,631.00              6.980%      360,555.57     360,555.57
                --------------     --------------     --------------   -------------- --------------
  Class A       143,584,852.00     140,520,169.84                          768,594.13     768,594.13
  -------       --------------     --------------     --------------   -------------- --------------
     B           13,570,520.00      13,570,520.00              7.280%       82,327.82      82,327.82
     C            9,192,933.00       9,192,933.00              8.010%       61,362.83      61,362.83
     D            2,188,793.00       2,188,793.00             10.270%       18,732.42      18,732.42
     E            2,363,897.00       2,363,897.00              7.030%       13,848.50      13,848.50
                --------------     --------------     --------------   -------------- --------------
Total Notes     170,900,995.00     167,836,312.84                          944,865.70     944,865.70
-----------     --------------     --------------     --------------   -------------- --------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                   Beginning          (Monthly)    (Reallocated)(Supplemental)     Total             End            Ending
                   of Period          Principal      Principal     Principal     Principal        of Period       Certificate
   Class            Balance             Paid           Paid          Paid          Paid            Balance          Factor
   -----        --------------     --------------   ----------  -------------  --------------   --------------     ---------
    A-1          27,753,529.84       3,205,002.44         0.00      76,657.04    3,281,659.48    24,471,870.36     0.7940717
    A-2          31,956,385.00               0.00         0.00           0.00            0.00    31,956,385.00     1.0000000
    A-3          18,823,624.00               0.00         0.00           0.00            0.00    18,823,624.00     1.0000000
    A-4          61,986,631.00               0.00         0.00           0.00            0.00    61,986,631.00     1.0000000
                --------------     --------------   ----------  -------------  --------------   --------------
  Class A       140,520,169.84       3,205,002.44         0.00      76,657.04    3,281,659.48   137,238,510.36
  -------       --------------     --------------   ----------  -------------  --------------   --------------
     B           13,570,520.00               0.00         0.00           0.00            0.00    13,570,520.00     1.0000000
     C            9,192,933.00               0.00         0.00           0.00            0.00     9,192,933.00     1.0000000
     D            2,188,793.00               0.00         0.00           0.00            0.00     2,188,793.00     1.0000000
     E            2,363,897.00               0.00         0.00           0.00            0.00     2,363,897.00     1.0000000
                --------------     --------------   ----------  -------------  --------------   --------------
Total Notes     167,836,312.84       3,205,002.44         0.00      76,657.04    3,281,659.48   164,554,653.36
-----------     --------------     --------------   ----------  -------------  --------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1999


PRINCIPAL PAYMENT CALCULATION

                            Investor        Investor     Investor                         Supplemental
         (defined)          Monthly       Reallocated  Supplemental        Total           Percentage
           Class           Principal       Principal    Principal        Principal        of Principal
Class    Percentage          Amount          Amount       Amount           Amount           Allocated
-----   ------------      ------------    -----------  ------------     ------------      ------------
  A            82.00%     3,205,002.44          0.00      76,657.04     3,281,659.48             84.02%
  B             7.75%             0.00          0.00           0.00             0.00              7.94%
  C             5.25%             0.00          0.00           0.00             0.00              5.38%
  D             1.25%             0.00          0.00           0.00             0.00              1.28%
  E             1.35%             0.00          0.00           0.00             0.00              1.38%
        ------------      ------------     ---------   ------------     ------------      ------------
                --        3,205,002.44          0.00           0.00     3,281,659.48            100.00%



FLOOR CALCULATION

                  Class         Floor Hit?        Floored
   Class          Floors           (Y/N)        Prin Amount
--------------------------------------------------------------
     A                                              N/A
     B             --              No                --
     C             --              No                --
     D             --              No                --
     E             --              No                --
--------------------------------------------------------------

(Retained) Certificate Balance               4,114,867.00
Initial OC Percentage                                2.40%

Overcollateralization Balance (prior)                       4,114,867.00
Overcollateralization Balance (current)                     4,202,483.00
Cumulative Loss Amount                                              0.00
Available Funds + Collection Account-Servicing              6,059,329.94

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1999



RESTRICTING EVENT DETERMINATION:
                                                                                                                   Yes/No
                                                                                                                   ------
     A) Event of Servicer Termination (Yes/No)                                                                       No
     B) Note Insurer has Made a Payment (Yes/No)                                                                     No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                 No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                   Yes/No
                                                                                                                   ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                                  No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes,
     Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes,
     or Class E Notes, as the case may be.                                                                           No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                              Event                                                                    Yes/No
     -------                              -----                                                                   -------
     6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                    No
     6.01(ii)    Failure to submit Monthly Statement                                                                 No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                 No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                       No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                  No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                                               No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                           No